Management Presentation

September 2012

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Unique business model and results

- Highly resilient and profitable
  - Profitable last 38 quarters (1)
  - $162mm EBITDA (2) LTM 2Q12
  - LTM Return on Capital 14.4% (2)
- Strong balance sheet
  - Rated BB- and Ba3 (3)
  - $390mm unrestricted cash (4)
  - $156mm debt
  - Owned fleet
  - Debt/EBITDA 1.0x(2)
- Management owns >20%

Built to be different
Leisure customer
Small cities
Little competition
Low cost aircraft
Low frequency/variable capacity
Unbundled pricing
Closed distribution
Bundled packages
Highly profitable

(1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment
(2) See GAAP reconciliation and other calculations in Appendix
(3) Rated BB- by Standard & Poor's, rated Ba3 by Moody's
(4) Unrestricted cash includes investments in marketable securities

allegiant™ Travel is our deal.

Leisure customer in small cities

- Taking people where they want to vacation
- Stimulation of demand - non-stop flights, low prices
- Prior to ALGT, small cities had few good options
- Leisure - more resilient than business, proven repeatedly
- Packages – air + hotels, cars, etc.
- Variable capacity to match seasonal demand patterns
- Small cities require less frequency due to size of market

allegiant™ Travel is our deal.

Nationwide footprint


Bellingham
Spokane
Pasco
Kalispell
Great Falls
Missoula
Billings
Bozeman
Eugene
Medford
Boise
Idaho Falls
Casper
Grand Forks
Minot
Bismarck
Fargo
Duluth
St. Cloud
Rapid City
Sioux Falls
Rochester
Appleton
Grand Rapids
Saginaw
Plattsburgh
Bangor
Niagara Falls
Elmira
Scranton
Allentown
Harrisburg
Hagerstown
Salisbury
Stockton
Oakland
Monterey
Fresno
Ogden
Fort Collins/Loveland
Grand Junction
Colorado Springs
Wichita
Grand Island
Des Moines
Cedar Rapids
Rockford
South Bend
Lansing
Moline
Gary
Toledo
Youngstown
Columbus
Peoria
Fort Wayne
Huntington
Bloomington
Springfield
Owensboro
Belleville
Lexington
Roanoke
Newport News
Tri-Cities
Knoxville
Asheville
Greensboro
Chattanooga
Greenville/Spartanburg
Wilmington
Myrtle Beach
Santa Maria
Los Angeles
Las Vegas
Palm Springs
San Diego
Phoenix-Mesa
Bentonville
Shreveport
Honolulu
Maui
Laredo
McAllen
Orlando-Sanford
Tampa /St. Pete
Punta Gorda
Fort Lauderdale

Yellow dots – leisure destinations
Blue dots – small cities
Large dots - bases

Based on current published schedule through April 15, 2013
197 routes, 63 operating aircraft
76 small cities, 13 leisure destinations

allegiant™ Travel is our deal.

Little competition

Uniquely built to profitably serve small city markets



Bellingham
Boise
Oakland
Las Vegas
Phoenix-Mesa
Honolulu
Maui
Plattsburgh
Grand Rapids
Lansing
Allentown
Harrisburg
Bloomington
Greensboro
Knoxville
Greenville/Spartanburg
Orlando
Fort Lauderdale



180
17
165
125
85
45
5
Routes w competition
Routes wo competition

Competitors – overlapping routes

Frontier – 5	Spirit – 1
Southwest – 4	AirTran / Southwest – 1
Hawaiian – 2	Alaska - 3
Sun Country – 1	US Airways - 3

allegiant™ Travel is our deal.

Capacity management



Leisure = seasonality
Avg. block hours/AC/day
System block hours/AC/day
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2010
2011
2012E



Small cities = low frequency(1)
Weekly market frequency
% of total departures
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Peak
Off peak
2x
3x
4x
5x or greater
Weekly frequency of departures

	2010	2011	1H 2012	2H 2012E
Avg Sched AC [2]	46	50	58	62

1 - Peak = sample peak travel time from week of June 13 – Aug 8 2011, sample off peak = Aug 15 – Sept 19 2011
2 – Scheduled aircraft does not include the 2 MD-87s dedicated to charter service

allegiant™ Travel is our deal.

Ancillary revenue – third party products

- Bundled vacation packages
- Very high margins
  - 31% of LTM pre-tax income
- Wholesale price for hotel & car, we manage margin, no inventory risk

Growth	YoY LTM 2Q12	YoY 2Q12
Gross revenue	+20%	+11%
Net revenue	+22%	+18%
Room nights	+17%	+10%
Rental car days	+24%	+28%

Net revenue = gross revenue – cost of goods sold – transaction costs

Ancillary revenue – 3rd party



USD mm
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$89.3
$24.4
$106.4
$29.9
$116.1
$33.5
2010
2011
LTM 2Q12
Gross revenue
Net revenue



thousands
800
700
600
500
400
300
2010
2011
LTM 2Q12
Rental car days
Room nights

Excellent cost structure


Operating cost ex fuel/ASM
(CASM ex) vs stage length
Total cost ex fuel per ASM (cents)
8
7.5
7
6.5
6
5.5
5
7.7
LUV
7.6
ALK(1)
6.8
JBLU
6.0
SAVE
5.4
ALGT
5.1
ALGT
Q2 12
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)


Operating cost/ASM (CASM)
vs stage length
Total cost per ASM (cents)
13
12.5
12
11.5
11
10.5
10
9.5
12.5
LUV
12.0
ALK(1)
11.4
JBLU
10.6
ALGT
10.2
ALGT
Q2 12
10.2
SAVE
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)

(1) ALK is mainline statistics
LUV = Southwest Airlines, ALK = Alaska Airlines, JBLU = JetBlue Airways, SAVE = Spirit
Time period – LTM 2Q12, ASM – available seat miles,

allegiant™ Travel is our deal.

Best pre-tax margins



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
ALGT
SAVE(1)
ALK(1)
LUV(1)
JBLU(1)
ALGT
SAVE
ALK
LUV
JBLU
ALGT
SAVE
ALK
LUV
JBLU
ALGT
SAVE
ALK
LUV
JBLU
2009
Recession
2010
Recovery
2011
Runaway Oil
1H12
???

	2009	2010	2011	1H12
Avg AC in period	43	49	52	58
Avg scheduled service fuel cost	$1.90	$2.43	$3.30	$3.39

(1) LUV = Southwest Airlines; JBLU = JetBlue Airways; SAVE = Spirit Airlines
ALK = Consolidated Alaska Air Group adjusted pre-tax margin

allegiant™ Travel is our deal.

Profitable growth

- External – intense focus on unit revenue
- Internal – intense focus on profitability

Year over year	1Q12	2Q12
Scheduled ASMs	22.0%	20.4%
PRASM	3.1%	(5.6)%
TRASM	2.4%	(3.1)%
Operating income	30.5%	102.1%
Pre-tax income	26.5%	111.1%
Net income	26.5%	110.8%
EPS	**25.8%**	**109.7%**

allegiant™ Travel is our deal.

Better equipped to handle higher fuel

	1H 08	1H 12	% change
System ASMs (billions)	2.5	3.8	52%
Average aircraft	37	58	57%
Avg fare – scheduled service	$85.28	$92.20	8%
Avg ancillary - total	$26.75	$38.70	45%
Avg fare - total	$112.03	$130.90	17%
Pre-tax margin	7.1%	15.9%	


$mm
115
105
95
85
75
65
55
45
35
25
15
$30
$103
$19
$74
EBITDA
Pre-tax income


$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.60
$2.42
$3.42
$3.39
EPS
Avg scheduled service fuel price
1H 2008
1H 2012

EBITDA – see GAAP reconciliation in appendix

allegiant Travel is our deal.

Airbus

- 2 deals for 19 A319, 156 seat aircraft - working on other deals
- Long term growth/replacement strategy, 1st AC in service 2Q 2013
- Superior to MD-80
  - Better fuel, better maintenance costs, higher ownership costs
  - Better range and short field performance, opportunity 20+ new cities
- Used aircraft under pressure
  - Values distressed, NEO A320, 737 MAX, soft global demand
  - Similar environment in 2001 – 2005 for MD-80s
- Incremental estimated net income per aircraft per year $1m

allegiant™ Travel is our deal.

No change in strategy

- ***NO ASSUMPTION OF INCREASED FLEET UTILIZATION***
- Used aircraft = value
- Core competence with used equipment
- No changes in capacity management approach
  - Moderately higher fixed costs, lower variable costs
  - Some MD-80 marginal flying can be very profitable with A319
- Even lower costs
  - Per passenger
  - Per seat

allegiant™ Travel is our deal.

Hawaii update

- Las Vegas and Fresno, CA to Honolulu
  - 1st flights June 29/30
  - July HNL operating margin outperforming company operating margin
- Additional growth announced to date
  - HNL to Bellingham, WA, Eugene, OR, Santa Maria, Stockton, Monterey, CA
    - Mid Nov 2012
  - Maui to Bellingham, WA
    - Mid Nov 2012
  - HNL to Boise, ID, Spokane, WA and Phoenix, AZ
    - Feb 2013

allegiant Travel is our deal.

Carry on bag fee

- Charging for bags to be placed in overhead
  - Bags that fit under the seat are free
- Introduced fee April 2012, began policing fee in June 2012

Avg fare – ancillary air related



$ per passenger
$34
$33
$32
$31
$30
$29
$28
$31.46
$30.38
$31.51
$32.39
$33.90
2Q11
3Q11
4Q11
1Q12
2Q12

allegiant Travel is our deal.

PRASM vs TRASM



Significant impact made by carry on bag fee
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
8.0%
10.3%
1.8%
2.3%
-1.5%
-1.7%
-3.5%
-4.1%
-7.4%
-10.4%
1.2%
-2.8%
2.7%
-1.6%
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
YoY TRASM
YoY PRASM

PRASM = scheduled revenue / scheduled ASMs
TRASM = scheduled + ancillary revenue / scheduled ASMs
July 2012 is midpoint of guided range

allegiant™ Travel is our deal.

Labor

- TWU
  - Flight attendants Dec 2010
  - Negotiating 1st contract
- IBT
  - Pilots Aug 2012
- No short term impact
- Long term – mgmt committed to not permit cost structure or flexibility to change

allegiant™ Travel is our deal.

Guidance

- 3Q 12 PRASM (9) to (7)%
- Schedule currently selling through April 15, 2013
- 3Q 12 CASM ex fuel (2)% to 0%
- 3Q 12 Fixed fee + other revenue $10mm to $12mm
- 2012 CAPEX $105mm to $115mm
- 2013 scheduled ASM growth +20% to 25%

	3rd Quarter 2012	4th Quarter 2012
System departures	2 to 6%	5 to 9%
System ASMs	14 to 18%	19 to 23%
Scheduled departures	3 to 7%	6 to 10%
Scheduled ASMs	15 to 19%	22 to 26%

Guidance subject to change

allegiant™ Travel is our deal.

Appendix

GAAP reconciliation

EBITDA calculations

$mm	LTM 2Q12	1H 2012	2011	2010	2009	2008	1H 2008
Net Income	67.2	46.9	49.4	65.7	76.3	35.4	12.3
+Provision for Income Taxes	40.5	27.5	30.1	37.6	44.2	19.8	6.5
+Other Expenses	7.3	3.8	5.9	1.3	1.6	.7	.1
+Depreciation and Amortization	47.1	25.1	42.0	35.0	29.6	23.5	11.0
=EBITDA	**162.1**	**103.3**	**127.4**	**139.6**	**151.8**	**79.4**	**29.9**
Total debt	156.2		146.0	28.1	45.8	64.7	
+7 x annual rent	3.2		7.7	12.0	13.5	19.7	
Adjusted total debt	159.3		153.7	40.1	59.3	84.4	
=Adjusted Debt to EBITDA	**1.0x**		**1.2x**	**0.3x**	**0.4x**	**1.1x**	
Average aircraft in period	56		52.3	47	43	36	
=EBITDA per aircraft	**2.9**		**2.4**	**2.9**	**3.6**	**2.2**	
Interest expense	8.4		7.2	2.5	4.1	5.4	
= Interest coverage	**19.3x**		**17.7x**	**55.4x**	**37.2x**	**14.7x**	

allegiant™ Travel is our deal.

GAAP reconciliation

Return on equity

$mm	LTM 2Q12	2011	2010	2009
Net Income ($mm)	67.2	49.4	65.7	76.3

	Jun 2012	Jun 2011	Dec 2011	Dec 2010	Dec 2009
Total shareholders equity ($mm)	403.0	328.3	351.5	297.7	292.0
Return on equity	**18%**		**15%**	**22%**	

ROE = Net income / Avg shareholders equity

allegiant™ Travel is our deal.

GAAP reconciliation

Return on capital employed calculation

$mm	LTM 2Q12	2011	2010	2009
+ Net income	67.2	49.4	65.7	76.3
+ Income tax	40.5	30.1	37.6	44.2
+ Interest expense	8.4	7.2	2.5	4.7
- Interest income	1.1	1.2	1.2	2.5
EBIT	115.0	85.5	104.6	122.7
+ Interest income	1.1	1.2	1.2	2.5
Tax rate	37.6%	37.9%	36.4%	36.2%
Numerator	**72.4**	**53.9**	**67.3**	**79.6**
Total assets prior year	701.2	501.3	499.6	424.0
- Current liabilities prior year	206.2	166.6	158.6	131.0
+ ST debt of prior year	6.2	16.5	23.3	25.3
Denominator	**502.0**	**351.2**	**364.3**	**318.3**
= Return on capital employed	**14.4%**	**15.3%**	**18.5%**	**25.0%**

allegiant™ Travel is our deal.

Current fleet plan

	Current & EOY 2012	EOY 2013	EOY 2014	EOY 2015
MD-80	58	56	56	56
757	4	6	6	6
A319	0	6	13	19
Total	62	68	75	81

- Expected number of aircraft by end of period
- Includes only committed aircraft transactions
- ***In service*** dates (not delivery)

allegiant™ Travel is our deal.

A319 - GECAS

- 9 units
  - easyJet, sister ships
  - 8 – 10 years old at delivery
- Operating lease – 96 months

# aircraft	Delivered	In Service
1	Q4 2012	Q2 2013
1	Q1 2013	Q2 2013
1	Q3 2014	Q4 2014
1	Q4 2014	Q1 2015
1	Q1 2015	Q2 2015
4	Q2 2015	Q3 2015

allegiant™ Travel is our deal.

A319 - Cebu Pacific Air

- 10 units
  - Approximately 7 years old at delivery
  - Sister ships
  - High level of commonality to easyJet fleet
- Structure of deal still being negotiated

# aircraft	Delivered	In Service
1	Q1 2013	Q2 2013
1	Q2 2013	Q3 2013
2	Q3 2013	Q4 2013
3	Q4 2013	Q1 2014
2	Q1 2014	Q2 2014
1	Q2 2014	Q3 2014

allegiant™ Travel is our deal.

Introduction of used Airbus A319 to ALGT

- 19 aircraft
  - 9 operating lease, 10 (structure to be determined)
  - 156 seats, 4 exit door variant
  - 9 easyJet sister ships, 10 Cebu Pacific sister ships
  - 7 – 10 years old at delivery to ALGT
- Delivery schedule
  - Starts 4Q 2012 through 2Q 2015
  - 1st aircraft in service 2Q 2013
- Growth

allegiant™ Travel is our deal.

Aircraft cost comparison (utilization of 8.9 hours/day)

Projected costs per passenger



Total
Ex fuel costs = $54
Fuel cost = $52
Total MD-80 = $106
Ex fuel costs = $55
Fuel cost = $41
Total A319 = $96
Other
$17
$17
$34
$18
$18
$36
Aircraft
$15
$5
$52
$72
$9
$10
$41
$60
MD80 (166 seats)
A319 used
Fuel
Ownership
Maintenance
Labor
Other

Assumptions
Ownership includes depreciation & amortization and aircraft rent
$3.25 fuel cost
90% load factor

Revenue momentum

Average fare - total



$135
$130
$125
$120
$115
$110
$105
$111
$126
$127
$131
2010
2011
1H11
1H12

Average fare - ancillary third party products



$6.00
$5.50
$5.00
$4.50
$4.00
$4.34
$5.18
$5.26
$5.56
2010
2011
1H11
1H12

Average fare - scheduled service



$95
$90
$85
$80
$75
$70
$76
$89
$90
$92
2010
2011
1H11
1H12

Average fare - ancillary air-related charges



$34.00
$32.00
$30.00
$30.24
$31.17
$31.42
$33.14
2010
2011
1H11
1H12

All revenue is revenue per scheduled passenger

Fuel efficiency improvements



System ASMs per gallon
63.0
61.0
59.0
57.0
58.7
59.1
60.1
61.4
62.0
2Q11
3Q11
4Q11
1Q12
2Q12

	2Q11	3Q11	4Q11	1Q12	2Q12
YoY chg – Sys ASMs/gal	0.2%	(0.2)%	2.4%	4.6%	5.6%
# of 757 ac in svc (end of qtr)		1	1	1	3
# of 166 seat ac in svc (end of qtr)		1	7	17	26

allegiant™ Travel is our deal.

Market management over time



# of markets
18
16
14
12
10
8
6
4
2
0
1Q-2010
2Q-2010
3Q-2010
4Q-2010
1Q-2011
2Q-2011
3Q-2011
4Q-2011
1Q-2012
2Q-2012
3Q-2011
4Q-2011
1Q-2012
2Q-2012
3Q-2012E
4Q-2012E
Routes added
Routes deleted

Does not include shifting of 10 markets from Sanford to Orlando International in 1Q10 and shifted back to Sanford in 1Q 11

allegiant™ Travel is our deal.

Revenue model

- Scheduled service
  - Air fare from small cities to leisure destinations
- Ancillary – air related charges
  - Unbundled air product
- Ancillary 3rd party products
  - Hotels, rental cars, etc.
- Fixed fee & other
  - Charter flying
  - Lease revenue

Revenue growth ($mm)



Total revenue
$900
$800
$700
$600
$500
$400
$300
$504
$58
$19
$95
$331
$558
$49
$20
$143
$346
$664
$42
$24
$170
$428
$779
$54
$30
$180
$515
$854
$53
$34
$201
$566
2008
2009
2010
2011
LTM 2Q12
Scheduled
Ancillary air
Ancillary 3rd party
Fixed fee & Other

allegiant Travel is our deal.

Unit revenue changes vs capacity changes



40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
12%
6%
-3%
14%
1%
19%
-2%
24%
-8%
35%
1%
25%
1%
24%
-9%
20%
1%
33%
6%
17%
7%
11%
11%
8%
10%
10%
26%
2%
22%
-2%
22%
-4%
19%
-10%
8%
-3%
7%
-2%
17%
-8%
24%
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
3Q-12E
4Q-12E
Scheduled ASM growth
PRASM growth

July 2012 is midpoint of guided range for PRASM
4Q-12E scheduled service ASM growth is midpoint of guided range
3Q-12E is midpoint of guided range for both PRASM and scheduled ASMs

allegiant™ Travel is our deal.

166 seat project economics

Revenue (actual LTM 2Q12)	
Average scheduled fare	$90.36
Average ancillary fare	$37.48
Total scheduled fare	$127.84
Assumptions	
75% load factor (16 x .75)	12 pax
$ per pax fuel ($3.12* gal x 40 gal/dept)	$10.40
$ per pax non fuel (inflight, D&A, marketing, etc.)	$30.00
Total marginal cost per pax	$40.40
Departures/AC/year (2011 = 2.6 dept/AC/day)	945
# additional sched pax/AC/year	11,340

* Fuel – scheduled fuel price we paid in July 2012

allegiant™ Travel is our deal.

Credit metrics

Return on capital employed


20%
10%
0%
15.3%
14.4%
3.1%
7.7%
2011
LTM 2Q12
LUV LTM 2Q12
ALK LTM 2Q12

Return on equity


30%
20%
10%
0%
15.0%
18.0%
4.8%
20.1%
2011
LTM 2Q12
LUV LTM 2Q12
ALK LTM 2Q12

Interest coverage


25
20
15
10
5
0
17.7 x
19.3 x
8.4 x
10.2 x
2011
LTM 2Q12
LUV LTM 2Q12
ALK LTM 2Q12

Debt / EBITDA


5
4
3
2
1
0
1.2 x
1.0 x
3.9 x
2.4 x
2011
LTM 2Q12
LUV LTM 2Q12
ALK LTM 2Q12

LUV = Southwest Airlines, based on published information
ALK = Alaska Airlines, based on published information

allegiant™ Travel is our deal.

PRASM vs jet fuel

- High historical correlation between PRASM and jet fuel ~.93
  - Actively managing capacity to offset fuel cost increases


9.5
9.0
8.5
8.0
7.5
7.0
6.5
6.0
$3.40
$3.20
$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
2Q 12
3Q 12E
6.9
8.0
8.8
9.3
8.6
8.9
9.0
8.8
7.9
$2.25
$2.51
$2.87
$3.22
$3.12
$3.08
$3.28
$3.14
$3.13
PRASM
Sys jet fuel

3Q 12E PRASM guided (9) to (7)%, shown is midpoint of guided range
3Q 12E system fuel price based on forward curve as of 8/30/12

allegiant
Travel is our deal.

Balance sheet

$ mil	6/30/12	6/30/11
Unrestricted cash	$171	$172
Total debt	$156	$142
Equity	$403	$328
CAPEX (YTD)	$61	$51
Free cash flow (YTD)	$56	$53

allegiant™ Travel is our deal.

No change in business plan

Built to be different	A319
Small cities	Better performance, opportunity to serve +20 cities MD-80 cannot fly into. Some marginal MD-80 routes will be profitable A319 markets
Low cost aircraft	Distressed asset. New engine technology will continue to drive asset values down
Low frequency/variable capacity	Low ownership costs allow us to match frequency and demand
Low costs	Better fuel costs and maintenance costs than the MD-80. Better reliability will drive lower costs. Reliable = low cost

allegiant™ Travel is our deal.

Automation

- New site
  - Currently 10-20% of traffic, 100% by Nov 2012
- Early returns
  - Higher conversion rate of some ancillary fees
  - Total fare higher on new site vs old

allegiant™ Travel is our deal.

Costs

- Headwinds
  - A319 start up expenses
  - New international terminal in Las Vegas
  - Accelerated depreciation for early retirements of MD-80s
- Tailwinds
  - Crew productivity
  - Engine maintenance (MD-80s)
  - Utilization impact

allegiant Travel is our deal.

Low cost drivers

LTM 2Q12 cost per passenger



Ex fuel cost = $56
Fuel cost = $54
Total Allegiant = $110
Ex fuel cost = $65
Fuel cost = $45
Total Spirit = $110
Ex fuel cost = $90
Fuel cost = $56
Total Southwest = $146
Ex fuel cost = $96
Fuel cost = $63
Total JetBlue = $159
Other
Aircraft
$18
$19
$37
$24
$21
$45
$28
$42
$70
$36
$36
$72
$12
$7
$54
$73
$5
$15
$45
$65
$10
$10
$56
$75
$11
$13
$63
$87
ALGT
SAVE
LUV
JBLU
Fuel
Ownership
Maintenance
Labor
Other

Source: Company filings
Ownership includes depreciation & amortization + aircraft rent
Other excludes special items and one-time charges for other carriers

allegiant Travel is our deal.

Our website is our only store



allegiant Travel is our deal.
Travel Advisory!
Book Vacation
Hotels
Cars
Cruises
Destinations
Activities
flight + hotel
Las Vegas
$89
Search
More everyday low fares.
No gimmicks.
learn more
BLUE MAN GROUP
Exclusive Offer to Allegiant Customers!
Top Hotel Deals
Las Vegas
Los Angeles
Orlando-Sanford
Phoenix-Mesa
Tampa
Allegiant Travel Deals
Subscribe
Latest News
We pledge the best travel deals.
Travel is our deal.

- 25mm uniques LTM 2Q12
- Low acquisition costs
  - $0.83/pax LTM 2Q12
- Low transaction costs
  - High debit card usage
  - Debit discount
- 91% of YTD 2012 sales were through the site

allegiant™ Travel is our deal.

Low cost aircraft

- MD-80
  - 58 owned - 54 in service, 58 EOY 2012
    - 2 MD-87s retire in 2013
  - $3mm total for purchase + induction
  - $2.9mm EBITDA/aircraft LTM 2Q12[1]
    - 34 166 seat AC Aug 31, 37 – 39 by 3Q12, 51 EOY
- 757
  - 6 owned - 4 in service, 2 leased out, 6 operating in 1Q13
  - $15mm total for purchase + induction
  - 223 seats, 8 hour range, up to 4,000 nautical miles
- A319
  - Acquiring 19, growth and replacement

1 – see GAAP reconciliation in appendix

allegiant™ Travel is our deal.

Capacity changes



Year over year change in scheduled ASMs
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-3%
-13%
-3%
-9%
8%
3%
22%
14%
20%
11%
17%
-2%
24%
1%
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012E
4Q 2012E
Total scheduled ASM growth
Same store ASM growth

ASMs – available seat miles
Scheduled ASM growth in 3rd quarter 2012 and 4th quarter 2012 is the midpoint of guided range

allegiant™ Travel is our deal.